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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): March 4, 2003


                          MATERIAL SCIENCES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                          Delaware                                       1-8803                             95-2673173
     (State or other jurisdiction of incorporation)            (Commission File Number)         (IRS Employer Identification No.)

                            2200 East Pratt Boulevard
                        Elk Grove Village, Illinois 60007
          (Address of Principal Executive Offices, including Zip Code)

                                 (847) 439-8270
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events and Regulation FD Disclosure.

     On March 4, 2003, Material Sciences Corpration issued a press release announcing the election of two new members, John D. Roach and Curtis G. Solsvig III, to its board of directors. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

     99.1     Press Release dated March 4, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               MATERIAL SCIENCES CORPORATION


                               /s/ James J. Waclawik, Sr.
                               --------------------------------------------

                               By:  James J. Waclawik, Sr.
                               Its: Vice President and Chief Financial Officer

Date: March 4, 2003

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